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                                                                      EXHIBIT 32


                           CERTIFICATIONS REQUIRED BY
                      RULE 13(a)-14(b) AND 18 U.S.C. 1350

In connection with the Quarterly Report on Form 10-QSB of SystemOne Technologies Inc. (the "Company") for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul I. Mansur, Chief Executive Officer of the Company, and I, Steven M. Healy, Director of Finance and Administration of the Company, each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ PAUL I. MANSUR
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Paul I. Mansur
Chief Executive Officer
August 14, 2003


/s/ STEVEN M. HEALY
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Steven M. Healy
Director of Finance and Administration
August 14, 2003